UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of shareholders of First Citizens BancShares, Inc. ("BancShares") was held on April 26, 2022. At the meeting, BancShares' shareholders voted on:
•the election of 14 directors for terms of one year each;
•a non-binding advisory “say-on-pay” proposal to approve compensation paid or provided to BancShares’ named executive officers as disclosed in the proxy statement for the Annual Meeting; and
•a proposal to ratify the appointment of KPMG LLP as BancShares’ independent public accountants for 2022.

The following tables reflect the final results of the voting at the Annual Meeting.

ELECTION OF DIRECTORS

Name of Nominee	Votes Cast "For"	Votes "Withheld"	Broker Non-votes
Ellen R. Alemany	24,940,784	686,271	3,447,003
John M. Alexander, Jr	24,415,771	1,211,284	3,447,003
Victor E. Bell III	24,518,413	1,108,642	3,447,003
Peter M. Bristow	24,968,710	658,345	3,447,003
Hope H. Bryant	24,965,557	661,498	3,447,003
Michael A. Carpenter	25,484,957	142,098	3,447,003
H. Lee Durham, Jr	24,526,826	1,100,229	3,447,003
Daniel L. Heavner	25,357,335	269,720	3,447,003
Frank B. Holding, Jr	25,146,594	480,461	3,447,003
Robert R. Hoppe	25,444,759	182,296	3,447,003
Floyd L. Keels	25,401,102	225,953	3,447,003
Robert E. Mason IV	24,947,927	679,128	3,447,003
Robert T. Newcomb	23,341,126	2,285,929	3,447,003
Vice Admiral John R. Ryan, USN (Ret.)	25,204,526	422,529	3,447,003

“SAY-ON-PAY” PROPOSAL

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to approve a non-binding, advisory resolution to approve compensation paid or provided to named executive officers as disclosed in the 2022 Annual Meeting proxy statement	25,167,555	135,931	323,569	3,447,003

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Description of Matter Voted On	Votes Cast "For"	Votes Cast "Against"	Abstained	Broker Non-votes
Proposal to ratify the appointment of independent accountants for 2022	28,905,818	13,722	154,518	-0-

Item 9.01.    Financial Statements and Exhibits
    (c)     Exhibits. The following exhibits accompany this Report.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	April 29, 2022	By: /s/ Craig L. Nix
Name: Craig L. Nix
Title: Chief Financial Officer